UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021 (September 15, 2021)

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Esports Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

197 California Ave., Suite 302, Las Vegas, NV 89104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 883-2387

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement

On September 15, 2021, Gogawi Entertainment Group Limited (“Gogawi”), a wholly owned subsidiary of Esports Technologies, Inc. (the “Company”), entered into a Software License and Services Agreement (the “License Agreement”) with AG Software Limited, a company incorporated under the laws of Malta (“Aspire”). Pursuant to the License Agreement, the software platform underlying the Company’s Gogawi.com website will migrate to the Aspire platform estimated by January 31, 2022. Concurrent with this migration, Aspire’s iGaming Solution will be licensed to Gogawi for use on Gogawi.com, provided that Gogawi has obtained all required regulatory licenses for such use. The License Agreement includes certain one-time payments related to the migration of the platform for the Gogawi.com website, as well as ongoing revenue sharing arrangements based on certain net gaming revenue share definitions. The initial term of the License Agreement is for five years, and thereafter the License Agreement will continue for renewable three-year periods, provided that either party can terminate the agreement on 180 days’ notice prior to the end of the initial period or any renewal period.

Item 7.01	Regulation FD Disclosure

On September 20, 2021, the Company issued a press release to announce the strategic license agreement with Aspire.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated September 20, 2021
104	Cover Page Interactive Data File (formatted in IXBRL, and included in exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS TECHNOLOGIES, INC.

Date: September 21, 2021
By: /s/ Jim Purcell________
Jim Purcell
Chief Financial Officer

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